Exhibit 99.1

Identiv Reports Second Quarter 2024 Financial Results

Transformative $145 Million Agreement Approved by Stockholders on June 28; On Track to Close in Q3 2024, Subject to Regulatory Approval

IoT Strategic Growth and Go-to-Market Plan Advances; Conclusion Expected in Q4 2024

Thailand Production Facility Earns ISO 9001:2015 and ISO 14001:2015 Certifications

FREMONT, Calif. — August 8, 2024 — Identiv, Inc. (NASDAQ: INVE), a global digital security and identification leader in the Internet of Things (IoT), today released its financial results for the second quarter ended June 30, 2024.

Status of Asset Sale Transaction

On April 2, 2024, Identiv entered into a definitive asset purchase agreement to sell its physical security, access card, and identity reader operations and assets (the “Physical Security Business”) to a wholly owned subsidiary of Vitaprotech, a security solutions provider. Under the terms of the agreement, Identiv will receive a cash payment of $145 million upon closing of the transaction, subject to customary adjustments. As of August 8, 2024, Identiv has received approval or cleared applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the United Kingdom National Security and Investment Act 2021. The transaction was approved by Identiv’s stockholders on June 28, 2024, and remains subject to approval by the Committee on Foreign Investment in the United States (CFIUS). Identiv anticipates that the transaction will close in the third quarter of 2024. The proceeds from the sale will significantly strengthen Identiv’s financial position, providing capital to pursue growth opportunities for its specialty IoT solutions business.

Management Commentary

“We achieved significant milestones in the second quarter toward concluding the previously announced asset sale transaction,” said Identiv CEO Steven Humphreys. “This included a highly supportive stockholder vote in favor of the transaction, affirming our decision to focus exclusively on growing our IoT solutions business. At the same time, we made progress expanding RFID production in Thailand and advancing our strategic plan for RFID-enabled IoT applications. We are excited for the future of Identiv and remain on track for an expected close of the asset sale transaction in the third quarter.”

“I am excited to lead the IoT team through this transformational period in Identiv’s history,” said Identiv President, IoT Solutions Kirsten Newquist. “With a clear vision, a comprehensive and disciplined plan, and focused execution, we believe we can capitalize on the opportunity before us.”

GAAP Financial Results for Fiscal Second Quarter 2024

GAAP Earnings for second quarter 2024 reflect the continuing operations of the company, the “IoT Business,” as of June 30, 2024. GAAP earnings do not include revenue and operating expenses from our discontinued operations, the Physical Security Business, due to the pending sale of the assets of this business.

Revenue from continuing operations for the second quarter of 2024 was $6.7 million, compared to $11.5 million in the second quarter of 2023. Second quarter 2024 GAAP gross margin was 9.1% and non-GAAP gross margin was 14.6%, compared to second quarter 2023 GAAP gross margin of 14.2% and non-GAAP gross margin of 16.6%.

GAAP operating expenses from the IoT Business, including research and development, sales, and marketing, and general and administrative, were $7.3 million in the second quarter of 2024, compared to $5.0 million in the second quarter of 2023. Non-GAAP operating expenses from the IoT Business were $4.7 million in the second quarter of 2024, compared to $4.4 million in the second quarter of 2023. Strategic transaction-related costs included in second quarter 2024 GAAP operating expenses totaled $1.6 million. As of June 30, 2024, cumulative strategic transaction-related costs totaled $3.0 million.

GAAP net loss from the IoT Business in the second quarter of 2024 was ($6.9) million, or ($0.31) per basic and diluted share, compared to GAAP net loss of ($3.5) million, or ($0.16) per basic and diluted share, in the second quarter of 2023.

Non-GAAP adjusted EBITDA for the IoT Business in the second quarter of 2024 was ($3.7) million, compared to ($2.6) million in the second quarter of 2023.

Non-GAAP Aggregated Information for Fiscal Second Quarter 2024

In accordance with GAAP, revenue and operating expenses directly related to the Physical Security Business must be removed from their applicable statements of operations captions for continuing operations and reported for all periods presented as net income from discontinued operations in the GAAP financial statements. For this transition quarter, Identiv is presenting non-GAAP aggregated summary data to provide investors with an aggregated view of the entire business, including the Physical Security Business, to facilitate a direct comparison to prior historical results and guidance. A reconciliation of this non-GAAP aggregated information to the most directly comparable GAAP measures is included at the end of this press release.

Total revenue from continuing operations and revenue included in discontinued operations for the second quarter 2024 would have been $24.3 million, compared to GAAP revenue of $29.6 million in the second quarter of 2023. Second quarter 2024 non-GAAP aggregated gross margin would have been 35.0% and adjusted non-GAAP aggregated gross margin would have been 37.3%.

Non-GAAP aggregated operating expenses would have been $14.5 million in the second quarter of 2024, compared to GAAP operating expenses of $11.9 million in the second quarter of 2023. Adjusted non-GAAP aggregated operating expenses would have been $11.1 million in the second quarter of 2024, compared to adjusted non-GAAP operating expenses of $10.6 million in the second quarter of 2023.

Non-GAAP aggregated net loss for the second quarter of 2024 would have been ($6.2) million, or ($0.27) per basic and diluted share, compared to GAAP net loss of ($1.1) million, or ($0.06) per basic and diluted share, in the second quarter of 2023.

Non-GAAP aggregated adjusted EBITDA in the second quarter of 2024 would have been ($2.0) million, compared to non-GAAP adjusted EBITDA $0.7 million in the second quarter of 2023.

Financial Outlook

Identiv provides guidance based on current market conditions and expectations, including macroeconomic conditions and customer demand. For fiscal Q3 2024, management currently expects revenue from continuing operations to be in the range of $5.8 million to $6.1 million. If the asset sale transaction has not closed by the end of the third quarter of 2024 as anticipated, then management expects total revenue from continuing operations and revenue included in discontinued operations to be in the range of $24 million to $26 million.

Conference Call

Identiv management will hold a conference call today, August 8, 2024, at 5:00 p.m. EDT (2:00 p.m. PDT) to discuss the company’s second quarter 2024 financial results. A question-and-answer session will follow management’s presentation.

Toll-Free: 888-506-0062

International Number: +1 973-528-0011

Call ID: 242005

Webcast link: Register and Join

The teleconference replay will be available through August 22, 2024, by dialing 877-481-4010 (Toll-Free Replay Number) or +1 919-882-2331 (International Replay Number) and entering passcode 50852.

If you have any difficulty connecting with the teleconference, please contact Identiv Investor Relations at IR@identiv.com.

About Identiv

Identiv, Inc. is a global leader in digitally securing the physical world. Identiv’s platform encompasses RFID and NFC, cybersecurity, and the full spectrum of physical access, video, and audio security. For more information, visit identiv.com.

Non-GAAP Financial Measures

This press release includes financial information that has not been prepared in accordance with GAAP, including non-GAAP adjusted EBITDA, non-GAAP gross margin and non-GAAP operating expenses. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operational performance. Identiv believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Non-GAAP gross margin excludes stock-based compensation and amortization and depreciation. Non-GAAP adjusted EBITDA excludes items that are included in GAAP net income (loss), GAAP operating expenses, and GAAP gross margin, and excludes income tax provision (benefit), interest expense, net foreign currency gains (losses), net stock-based compensation, amortization and depreciation, restructuring and severance, and strategic review-related costs. Non-GAAP operating expenses exclude stock-based compensation, amortization and depreciation, strategic review-related expenses, and restructuring and severance. In addition, Identiv is providing a non-GAAP aggregated summary to provide an aggregated view of the entire business, including the Physical Security Business, to facilitate a direct comparison by investors to prior historical results and guidance. In accordance with GAAP, revenue and operating expenses directly related to the Physical Security Business must be removed from their applicable statements of operations captions for continuing operations and reported for all periods presented as net income from discontinued operations in the GAAP financial statements. For historical periods, the exclusions are detailed in the reconciliation table included in this press release. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this press release.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact is a forward-looking statement, including statements regarding: Identiv’s expectations regarding future operating and financial outlook and performance, including 2024 third quarter guidance and outlook; Identiv’s strategy, opportunities, focus and goals; Identiv’s belief that the stockholder vote in favor of the proposed asset sale transaction reflects high interest in and support of the company’s strategic direction and focus on its IoT solutions business; the timing of the closing of the transaction; expected amount of proceeds from the transaction; the terms and conditions related to the transaction, including regulatory approvals; Identiv’s expectations with respect to the use of proceeds from the proposed transaction; Identiv’s beliefs regarding access to future capital; and Identiv’s expectations relating to the growth of its IoT business. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that CFIUS approval is not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the asset purchase agreement; the failure of the proposed transaction to close for any reason; potential litigation relating to the transaction and the effects of any outcome related thereto; any purchase price adjustments to the amount of proceeds from the transaction; the timing of closing of the proposed transaction and its effect on third quarter guidance and outlook; risks that the proposed transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the proposed transaction; competitive responses to the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to capitalize on trends in its business; Identiv’s ability to satisfy customer demand and expectations; the level and timing of customer orders and changes/cancellations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements are based on information available to Identiv on the date hereof, and Identiv assumes no obligation to update such statements.

Investor Relations Contact:

IR@identiv.com

Media Contact:

press@identiv.com

Identiv, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2024	2023	2024	2023
Net revenue	$6,741	$11,476	$13,399	$20,365
Cost of revenue	6,127	9,844	12,302	17,515

Gross profit	614	1,632	1,097	2,850

Operating expenses:
Research and development	966	1,151	1,863	2,131
Selling and marketing	1,828	1,602	2,997	3,121
General and administrative	4,540	2,161	8,020	4,362
Restructuring and severance	—	45	—	46

Total operating expenses	7,334	4,959	12,880	9,660

Loss from continuing operations	(6,720)	(3,327)	(11,783)	(6,810)
Non-operating income (expense):
Interest expense, net	(149)	(90)	(236)	(140)
Foreign currency gains (losses), net	(59)	(34)	(285)	62

Loss from continuing operations before income tax benefit (provision)	(6,928)	(3,451)	(12,304)	(6,888)
Income tax benefit (provision)	5	—	(1)	(2)

Net loss from continuing operations	(6,923)	(3,451)	(12,305)	(6,890)
Income from discontinued operations, net of tax	707	2,307	1,531	3,027

Net loss	(6,216)	(1,144)	(10,774)	(3,863)
Cumulative dividends on Series B convertible preferred stock	(232)	(315)	(481)	(628)

Net loss available to common stockholders	$(6,448)	$(1,459)	$(11,255)	$(4,491)

Net income (loss) per common share:
Basic and diluted - continuing operations	$(0.31)	$(0.16)	$(0.55)	$(0.33)
Basic and diluted - discontinued operations	$0.03	$0.10	$0.07	$0.13
Basic and diluted - net loss	$(0.27)	$(0.06)	$(0.48)	$(0.20)
Weighted average common shares outstanding:
Basic and diluted	23,459	23,051	23,413	22,924

Identiv, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$18,435	$23,312
Restricted cash	566	1,072
Accounts receivable, net of allowances	3,716	7,404
Inventories	11,267	13,560
Prepaid expenses and other current assets	1,797	1,222
Current assets held-for-sale	33,600	32,916

Total current assets	69,381	79,486
Property and equipment, net	7,669	8,472
Operating lease right-of-use assets	2,228	2,289
Other assets	681	678
Non-current assets held-for-sale	17,801	18,798

Total assets	$97,760	$109,723

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,946	$4,652
Financial liabilities	7,905	9,949
Operating lease liabilities	815	782
Accrued compensation and related benefits	1,191	1,376
Other accrued expenses and liabilities	3,036	1,021
Current liabilities held-for-sale	12,334	13,002
Total current liabilities	28,227	30,782
Long-term operating lease liabilities	1,393	1,507
Other long-term liabilities	27	26
Non-current liabilities held-for-sale	3,056	3,136
Total liabilities	32,703	35,451
Total stockholders’ equity	65,057	74,272

Total liabilities and stockholders’ equity	$97,760	$109,723

Identiv, Inc.

Reconciliation of GAAP to Non-GAAP Financial Information - Continuing Operations

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2024	2023	2024	2023
Reconciliation of GAAP gross margin to non-GAAP gross margin
GAAP gross profit	$614	$1,632	$1,097	$2,850

Reconciling items included in GAAP gross profit:
Stock-based compensation	5	9	12	19
Amortization and depreciation	364	262	768	509

Total reconciling items included in GAAP gross profit	369	271	780	528

Non-GAAP gross profit	$983	$1,903	$1,877	$3,378

Non-GAAP gross margin	15%	17%	14%	17%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses
GAAP operating expenses	$7,334	$4,959	$12,880	$9,660

Reconciling items included in GAAP operating expenses:
Stock-based compensation	(981)	(498)	(1,492)	(972)
Amortization and depreciation	(65)	(33)	(90)	(80)
Strategic review-related costs	(1,616)	—	(2,569)	—
Restructuring and severance	—	(45)	—	(46)

Total reconciling items included in GAAP operating expenses	(2,662)	(576)	(4,151)	(1,098)

Non-GAAP operating expenses	$4,672	$4,383	$8,729	$8,562

Reconciliation of GAAP net loss from continuing operations to non-GAAP adjusted EBITDA
GAAP net loss	$(6,923)	$(3,451)	$(12,305)	$(6,890)

Reconciling items included in GAAP net loss:
Income tax provision (benefit)	(5)	—	1	2
Interest expense, net	149	90	236	140
Foreign currency gains (losses), net	59	9	285	(155)
Stock-based compensation	986	507	1,504	991
Amortization and depreciation	429	295	858	589
Strategic review-related costs	1,616	—	2,569	—
Restructuring and severance	—	(45)	—	(46)

Total reconciling items included in GAAP net loss from continuing operations	3,234	856	5,453	1,521

Non-GAAP adjusted EBITDA	$(3,689)	$(2,595)	$(6,852)	$(5,369)

Identiv, Inc.

Reconciliation of GAAP Financial Information to Non-GAAP Aggregated View

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2024	2023	2024	2023
Net Revenue:
Continuing operations	$6,741	$11,476	$13,399	$20,365
Non-GAAP discontinued operations - Physical Security Business	17,592	18,079	33,428	35,187

Non-GAAP Total Aggregated	$24,333	$29,555	$46,827	$55,552

Gross Profit:
Continuing operations	$614	$1,632	$1,097	$2,850
Non-GAAP discontinued operations - Physical Security Business	7,904	9,216	15,813	17,209

Non-GAAP Total Aggregated	$8,518	$10,848	$16,910	$20,059

Operating Expenses
Continuing operations	$7,334	$4,959	$12,880	$9,660
Non-GAAP discontinued operations - Physical Security Business	7,148	6,919	14,189	14,161

Non-GAAP Total Aggregated	$14,482	$11,878	$27,069	$23,821

Net income (loss):
Continuing operations	$(6,923)	$(3,451)	$(12,305)	$(6,890)
Non-GAAP discontinued operations - Physical Security Business	707	2,307	1,531	3,027

Non-GAAP Total Aggregated	$(6,216)	$(1,144)	$(10,774)	$(3,863)

Non-GAAP EBITDA:
Continuing operations	$(3,689)	$(2,595)	$(6,852)	$(5,369)
Discontinued operations - Physical Security Business	1,678	3,285	3,425	5,131

Non-GAAP Total Aggregated	$(2,011)	$690	$(3,427)	$(238)

Identiv, Inc.

Reconciliation of GAAP to Adjusted Non-GAAP Financial Information - Non-GAAP Aggregated View

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2024	2023	2024	2023
Reconciliation of GAAP gross margin to adjusted non-GAAP aggregated gross margin
GAAP gross profit - continuing operations	$614	$1,632	$1,097	$2,850
Non-GAAP gross profit - discontinued operations	7,904	9,216	15,813	17,209

Non-GAAP Total Aggregated	8,518	10,848	16,910	20,059

Reconciling items included in non-GAAP gross profit:
Stock-based compensation	46	45	93	90
Amortization and depreciation	505	403	1,052	788

Total reconciling items included in non-GAAP aggregated gross profit	551	448	1,145	878

Adjusted non-GAAP aggregated gross profit	$9,069	$11,296	$18,055	$20,937

Adjusted non-GAAP aggregated gross margin	37%	38%	39%	38%

Reconciliation of GAAP operating expenses to adjusted non-GAAP aggregated operating expenses
GAAP operating expenses - continuing operations	$7,334	$4,959	$12,880	$9,660
Non-GAAP operating expenses - discontinued operations	7,148	6,919	14,189	14,161

Non-GAAP Total Aggregated	14,482	11,878	27,069	23,821

Reconciling items included in non-GAAP aggregated operating expenses:
Stock-based compensation	(1,429)	(949)	(2,401)	(1,894)
Amortization and depreciation	(234)	(242)	(472)	(480)
Strategic review-related costs	(1,616)	—	(2,569)	—
Restructuring and severance	(123)	(81)	(145)	(272)

Total reconciling items included in non-GAAP aggregated operating expenses	(3,402)	(1,272)	(5,587)	(2,646)

Adjusted non-GAAP aggregated operating expenses	$11,080	$10,606	$21,482	$21,175

Reconciliation of GAAP net loss to non-GAAP adjusted EBITDA
GAAP net loss	(6,216)	(1,144)	(10,774)	(3,863)

Reconciling items included in non-GAAP net loss:
Income tax provision	29	15	49	41
Interest expense, net	149	90	236	140
Foreign currency gains (losses), net	74	9	330	(80)
Stock-based compensation	1,475	994	2,494	1,984
Amortization and depreciation	739	645	1,524	1,268
Strategic review-related costs	1,616	—	2,569	—
Restructuring and severance	123	81	145	272

Total reconciling items included in non-GAAP net loss	4,205	1,834	7,347	3,625

Non-GAAP adjusted EBITDA	$(2,011)	$690	$(3,427)	$(238)